                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934



Date of Report (Date of earliest event reported)        APRIL 22, 2002
                                                 ----------------------------



                     WASHINGTON REAL ESTATE INVESTMENT TRUST
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             (Exact name of registrant as specified in its charter)



            Maryland                       1-6622             53-0261100
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   (State or other jurisdiction of    (Commission File      (IRS Employer
        incorporation)                    Number)        Identification Number)



   6110 Executive Boulevard, Suite 800, Rockville, Maryland          20852
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   (Address of principal executive offices)                       (Zip Code)



Registrant's telephone number, including area code   (301) 984-9400
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Item 9:  REGULATION FD DISCLOSURE

         Attached hereto as Exhibit 99.1 is a copy of certain Supplemental Data included in the Trust's press release, dated April 22, 2002.

Item 7.  FINANCIAL STATEMENTS AND EXHIBITS

         (c)  Exhibits

              Exhibit
              Number
              -------
              99.1   Press Release, April 22, 2002, entitled "Supplemental Data"

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                           WASHINGTON REAL ESTATE INVESTMENT TRUST
                           ---------------------------------------
                                  (Registrant)



                           By: /s/ Laura M. Franklin
                              --------------------------------------------------
                                   (Signature)

                              Laura M. Franklin
                              Managing Director Accounting,
                              Administration and Corporate Secretary

         April 22, 2002
         --------------
             (Date)

Exhibit
Number
-------
99.1     Press Release, April 22, 2002, entitled "Supplemental Data"